UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

November 28, 2017

Date of Report (Date of earliest event reported)

ATMOS ENERGY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

TEXAS AND VIRGINIA	1-10042	75-1743247
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, TEXAS	75240
(Address of Principal Executive Offices)	(Zip Code)

(972) 934-9227

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On November 28, 2017, Atmos Energy Corporation (“Atmos Energy”) issued a press release announcing the Offering (as defined below) and a press release announcing that it had priced the Offering. Copies of these press releases are furnished and attached as Exhibits 99.1 and 99.2 hereto and are incorporated herein by reference.

The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act.

Item 8.01. Other Events.

On November 28, 2017, Atmos Energy entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities LLC (the “Underwriters”), with respect to the offering and sale in an underwritten public offering (the “Offering”) by the Underwriters of 4,558,404 shares of Atmos Energy’s common stock, no par value. The Underwriting Agreement is filed herewith as Exhibit 1.1.

The Offering has been registered under the Securities Act pursuant to a registration statement on Form S-3 (Registration No. 333-210424) of Atmos Energy (the “Registration Statement”), and a prospectus supplement dated November 28, 2017, which was filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on November 30, 2017. Legal opinions related to the Registration Statement are also filed herewith as Exhibits 5.1 and 5.2. At the closing of the Offering on December 1, 2017, Atmos Energy will receive net proceeds, after offering expenses, of approximately $395 million.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

1.1	Underwriting Agreement dated as of November 28, 2017

5.1	Opinion of Gibson, Dunn & Crutcher LLP

5.2	Opinion of Hunton & Williams LLP

23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1)

23.2	Consent of Hunton & Williams LLP (included in Exhibit 5.2)

99.1	Press Release dated as of November 28, 2017

99.2	Press Release dated as of November 28, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATMOS ENERGY CORPORATION
(Registrant)

DATE: December 1, 2017	By:	/s/ KAREN E. HARTSFIELD
Karen E. Hartsfield
Senior Vice President, General Counsel and Corporate Secretary